FUNDVANTAGE TRUST
PEMBERWICK FUND
(THE “FUND”)
Supplement dated July 16, 2010 to the Prospectus for the Fund dated January 31, 2010
The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.
The Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”) has approved, contingent upon approval by the Fund’s shareholders, a change in the Fund’s industry concentration policy to require the Fund to invest more than 25% of its assets in the banking industry. When a fund concentrates its assets in a particular industry, such fund is subject to the risk that economic, business, political or other conditions that have a negative effect on such industry will negatively impact the fund to a greater extent than if the fund’s assets were diversified across different industries or sectors. The table below sets forth the Fund’s current industry concentration policy and the proposed industry concentration policy. Shareholders will be asked to approve the changed policy at a special meeting of the Fund’s shareholders to be held in August 2010.

Proposed
Current	Industry Concentration Policy
Industry Concentration Policy	(Marked to show changes to current policy)
The Fund will not:	The Fund will not:

Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry.
Except with respect to the banking industry, invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. The Fund will invest at least 25% of its assets in securities issued by companies in the banking industry. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry.
If the proposed industry concentration policy is approved by shareholders, the Fund will invest more than 25% of its assets in securities issued by companies in the banking industry. If the Fund’s shareholders do not approve the proposed industry concentration policy, the current industry concentration policy will remain in effect.
If the proposed industry concentration policy is approved by shareholders, the Fund will be subject to “Concentration Risk” in addition to the risks disclosed in the Prospectus. By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE